Redeemable Noncontrolling Interest (Notes)	12 Months Ended
Dec. 31, 2017
Noncontrolling Interest [Abstract]
Noncontrolling Interest Disclosure [Text Block]
REDEEMABLE NONCONTROLLING INTEREST
In connection with the April 2015 acquisition of a controlling interest in ARX, The Progressive Corporation entered into a stockholders’ agreement with the other ARX stockholders. As part of the stockholders’ agreement, the minority ARX shareholders have the right to “put” their ARX shares to Progressive in two installments, one in early 2018 and one in early 2021, and Progressive has the ability to “call” a portion of the outstanding shares shortly thereafter. If these rights are exercised in full when available, our ownership stake in ARX capital stock will exceed 80% in 2018 and will reach 100% in 2021. The purchase prices for shares to be purchased by Progressive pursuant to these put or call rights will be determined by adding (A) the price per share paid at the closing on April 1, 2015, to (B) the product of the change in the fully diluted net tangible book value per share of ARX between December 31, 2014 and December 31, 2017 (for the 2018 put or call purchases) or December 31, 2020 (for the 2021 put or call purchases) times a multiple of between 1.0 and 2.0. The multiple will be determined based on the growth and profitability of ARX’s business over the applicable time period, pursuant to criteria included in the stockholders’ agreement. Among other provisions, the stockholders’ agreement also prohibits ARX from taking a number of actions, including the payment of dividends, without the consent of The Progressive Corporation and two other stockholders.
Since these securities are redeemable upon the occurrence of an event that is not solely within the control of Progressive, we have recorded the redeemable noncontrolling interest (NCI) as mezzanine equity on our consolidated balance sheets, which represents the minority shares at the current estimated purchase price pursuant to the put and call provisions of the stockholders’ agreement. The estimated purchase price is based, in part, on the change in tangible net book value of ARX from December 31, 2014 to the balance sheet dates.
The redeemable noncontrolling interest was initially recorded at a fair value of $411.5 million, representing the minority shares at the net acquisition price adjusted for the fair value of the put and call rights. The value of the put and call rights on the acquisition date was based on an internally developed modified binomial model. Subsequent changes to the redeemable noncontrolling interest are based on the maximum redemption value at the end of the reporting period, as determined in accordance with the stockholders’ agreement.
In addition to these minority shares, at December 31, 2017, ARX employees hold options to purchase 22,550 ARX shares. These options and any shares issued upon exercise are subject to the stockholders’ agreement, including the right to “put” these shares to Progressive, as described above. Until the options are exercised, the underlying obligation of approximately $32.5 million is not recorded as part of redeemable NCI.
The changes in the components of redeemable NCI during the year ended December 31, 2017, 2016, and 2015, were:

(millions)	December 31, 2017	December 31, 2016	December 31, 2015
Balance, Beginning of period	$483.7	$464.9	$0
Fair value at date of acquisition	0	0	411.5
Net income attributable to NCI	5.9	26.2	32.9
Other comprehensive income (loss) attributable to NCI	2.3	(3.2)	(1.1)
Exercise of employee stock options	3.4	0	0
Purchase of shares from NCI	0	0	(12.6)
Change in redemption value of NCI	8.4	(4.2)	34.2
Balance, End of period	$503.7	$483.7	$464.9